FIRST AMENDMENT (this "Amendment"), dated as of December 10, 1997, to the SERIES 1996-A SUPPLEMENT, by and among NORDSTROM NATIONAL CREDIT BANK, a national banking association (the "Transferor" and "Servicer"), NORDSTROM CREDIT, INC., a Colorado corporation, and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee").

WHEREAS, the Transferor, the Servicer and the Trustee have heretofore executed and delivered a Series 1996-A Supplement, dated as of August 14, 1996 (the "Series Supplement") to the Master Pooling and Servicing Agreement" and as supplemented by the Series Supplement, the "Agreement"), among the Transferor, the Servicer, Nordstrom Credit, Inc., and the Trustee providing for the issuance by the Nordstrom Credit Card Master Trust (the "Trust") of two classes of certificates (collectively, the "Series 1996-A Certificates");

WHEREAS, this amendment is being entered into pursuant to Section
13.1(b) of the Agreement;

WHEREAS, each Series 1997-A Certificateholder, the Agent, the
Administrative Agent and each Bank Investor is consenting to this Amendment as evidenced by their respective signatures on the signature pages hereto;

WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

NOW THEREFORE, the Transferor, the Servicer, Nordstrom Credit, Inc. and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Series Supplement in the manner set forth below.

Capitalized terms used herein as defined terms but not defined herein shall have the meaning assigned to them in the Series Supplement.

SECTION 1. Amendments. Section 10 (xii) of the Series Supplement is hereby amended by adding the following phrase at the beginning of such clause: "at any time that Nordstrom Credit, Inc.'s senior unsecured long term debt is not rated at least A and A2 by Standard & Poor's and Moody's, respectively."

SECTION 2. Ratification of the Series Supplement. As amended by the Amendment, the Series Supplement is in all respects ratified and confirmed, and the Series Supplement, as so amended by this Amendment, shall be read, taken, and construed as one and the same instrument.
This Amendment has been executed and delivered solely for the purpose of providing for the amendments set forth in Section 1 hereof, and nothing herein expressed or implied shall constitute: (i) an amendment, supplement or other modification to any other term, provision or condition contained in the Agreement; (ii) a waiver of any right, remedy, power or privilege of any Investor Certificateholder thereunder; or (iii) a waiver of the performance, compliance or observance by the Transferor or the Servicer of any of their respective covenants, obligations or other agreements contained therein. By executing this Amendment, each of the Transferor and the Servicer hereby confirms in all respects each term, condition, representation, warranty, convenant and agreement set forth in the Agreement and agrees that the same shall continue in full force and effect.

SECTION 3. Governing Law. This Amendment shall be construed in accordance with laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 4. Severability. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and in no way affect the validity or enforceability of the other provisions of this Amendment.

SECTION 5. Counterparts. This amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 7. Headings. The headings herein are for the purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


[THIS SECTION HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


NORDSTROM NATIONAL CREDIT BANK,
as Transferor


By:/s/ Carol R. Simonson
   -------------------------------
   Name:  Carol R. Simonson
   Title: Vice President


NORDSTROM CREDIT, INC.,


By:/s/ Carol R. Simonson
   -------------------------------
   Name:  Carol R. Simonson
   Title: Assistant Secretary


NORWEST BANK COLORADO, NATIONAL
ASSOCIATION, as Trustee


By:/s/ Cheryl J. Hanson
   -------------------------------
   Name:  Cheryl J. Hanson
   Title: Vice President

The undersigned hereby consent to the foregoing amendment:


NATIONSBANK, N.A.,
as Agent, Administrative Agent and Bank Investor


By:/s/ Michelle M. Heath
  --------------------------------
  Name:  Michelle M. Heath
  Title: Senior Vice President


ENTERPRISE FUNDING CORPORATION
as holder of the Class A Certificates


By:/s/ Stephen Newman
   -------------------------------
   Name:  Stephen Newman
   Title:


NORDSTROM NATIONAL CREDIT BANK
as holder of the Class B Certificates


By:/s/ Carol R. Simonson
   -------------------------------
   Name:  Carol R. Simonson
   Title: Vice President


ABN AMRO BANK N.V., SEATTLE BRANCH
as Bank Investor


By:/s/ Lee-Lee Miao    Leif H. Olsson
   -------------------------------
   Name:  Lee-Lee Miao   Leif H. Olsson
   Title: Vice President Senior Vice President


BANK OF AMERICA, N.T. & S.A.
as Bank Investor


By:/s/ Marianne Mihabic
   -------------------------------
   Name:  Marianne Mihabic
   Title: Attorney-in-Fact

BANK OF MONTREAL
as Bank Investor


By:/s/ Michael Joyce
   -------------------------------
   Name:  Michael Joyce
   Title: Managing Director


MORGAN GUARANTY TRUST COMPANY OF
NEW YORK
as Bank Investor


By:/s/ Kevin J. O'Brien
   -------------------------------
   Name:  Kevin J. O'Brien
   Title: Vice President